November 20, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 20, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
Dated June 28, 2006

The following paragraph is hereby added to the section of the Prospectus entitled ‘‘Principal Risks:’’

Non-Diversified Classification.    The Fund is a ‘‘non-diversified’’ mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. Compared with ‘‘diversified’’ funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund’s assets may be invested in fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NRESPT

November 20, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 20, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
Dated June 28, 2006

The section of the Fund's Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — A. Classification’’ is hereby deleted and replaced with the following:

A.    Classification

The Fund is an open-end, non-diversified management investment company whose investment objective is capital growth.

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The following disclosure is hereby added in the section of the Fund's Statement of Additional Information entitled ‘’II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks:’’

Investment Company Securities.    Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

        Exchange-Traded Funds (ETFs).    The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Borrowing.    The Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

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The section of the Fund's Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — C. Fund Policies/Investment Restrictions’’ is hereby deleted and replaced with the following:

C.    Fund Policies/Investment Restrictions

The Fund has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1.

seek capital growth.

The Fund may not:

1.    invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to bank obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2.    purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3.    purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

4.    make loans of money or property to any person, except (i) to the extent that securities or interests in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities, (iii) by engaging in repurchase agreements or (iv) as may otherwise be permitted by (a) the Investment Company Act, as amended from time to time, (b) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (c) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5.    borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6.    issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.    engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

In addition, the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Fund's Board of Directors without shareholder approval. The Fund may not:

1.    make short sales of securities, except short sales against the box.

2.    invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York Stock Exchange (‘‘NYSE’’) or American Stock Exchange. However, the acquisition of warrants attached to other securities are not subject to this restriction.

3.    invest its assets in the securities of any investment company, except as may be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.    invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act, as amended from time to time.

The Fund has an operating policy, which may be changed by the Fund's Board of Directors, not to borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.